EXHIBIT 99.2

Deutsche Bank Electric Power Conference Mark M. Jacobs EVP and Chief Financial Officer June 10, 2003

Forward-Looking Statements This presentation contains "forward-looking statements." Forward-looking statements are statements that contain projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or other projections or estimates about our assumptions relating to these types of statements. These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook" and other similar words . However, the absence of these words does not mean that the statements are not forward-looking. We have based our forward-looking statements on management's beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the integration of recent acquisitions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

RRI Highlights Capital structure has been stabilized Retail business provides stability relative to cyclical commodity wholesale business RRI expects to have positive free cash flow in 2004 Significant upside potential with recovery of the wholesale markets Pending sale of European operations reduces debt and tightens strategic focus Recent management changes support key corporate priorities

Business Overview RRI's Corporate Strategy: To build balanced upstream (wholesale) and downstream (retail) merchant energy businesses 2003E EBIT Contribution* $700 - 800 million Retail Business Services Wholesale Wholesale 650 25 100 100 Retail $650 (87%) Wholesale $100 (13%) * Excludes accrual for payment to CenterPoint Energy (clawback), gains recorded in prior periods that will be realized in 2003 (impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03)), reversal of California-related reserves, discontinued operations and cumulative effect of accounting changes

Retail Energy Overview ~1.4 million customers in Houston area under the "Price-to-Beat" ~ 65,000 customers in other Texas service areas Residential Services ~200,000 small commercial customers who use <1 MW of electricity, also under the "Price-to-Beat" Solutions Large commercial and industrial customers who use > 1 MW of electricity Business Services 2003E Gross Margin Contribution $1,270 million Residential Business Services Solutions Texas Assets 51 25 18 6 Solutions 18% Business Services 25% Residential 51% Texas Assets 6%

Price-to-Beat Market Share

In-territory
Out-of-territory

Residential Share of Customers


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
In-territory market share at 3/31/03:
▪ Actual: ~88%
YE2003 target market share:
▪ In-territory ~80%
▪ Out-of-territory ~5%

Business Services Share of Annualized Volume


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
In-territory market share at 3/31/03:
▪ Actual: ~61%
YE2003 target market share:
▪ In-territory ~53%
▪ Out-of-territory ~4%

5

Solutions Market Share

Reliant Resources

(As of 3/31/03)

Total ERCOT Solutions Market*
(100% = 78 TWh)


Others
~30%
(single largest ~5%)
TXU
~35%
RRI (Solutions)
~35%

Reliant Positioning

- RRI's ERCOT market share has increased from 28% at inception of deregulation to 35% at 3/31/03
- Strong brand name and customer relationships
- Active new entrant in PJM

* All figures approximated

Sources: Company releases, PUC data, actual transactions, Solutions estimates

6

Wholesale U.S. Generation Portfolio West Operating 4,642 Construction 541 Total 5,183 Texas (TX) Operating 781 Option (2004) 14,175 Southeast (SE) Operating 1,106 Construction 800 Total 1,906 Midwest (MW) Operating 1,283 Orion Midwest Related OPMW Operating 3,201 Liberty Operating 568 REMA Operating 4,227 Construction 1,120 Total 5,347 Orion New York Operating 2,952 Total capacity 21,221 MW (Operating and under construction) Coal 22 NG 49 Dual 23 Hydro 3 Oil 3 Baseload 35 Intermediate 41 Peaking 24 Base Load 35% Intermediate 41% Peaking 24% Gas 49% Hydro 3% Oil 3% Coal 22% Dual 23% Dispatch Type (% of 21,221 MWs) Fuel Type (% of 21,221 MWs)

Current Business Environment Lack of market liquidity / credit constraints Current imbalance of supply and demand Regulatory and political interference Gas price volatility Market Sector Characteristics Illiquid traded markets: less ability to manage risk Flight of capital: future supply demand disconnect Limited upside with downside risk (in most markets): distorted price signals Strong gas outlook positive for coal generation Implications/Impact

Wholesale Energy 2003 EBIT Outlook Build-Up ($ millions) * Excludes reversal of California-related reserves of $75 million * Our Wholesale segment has significant "operating leverage," i.e., fixed cost base as % of gross margin is high. Includes: Proprietary trading loss ~$80 Cost to unwind positions ~$13 Severance / other ~$32 Total ~$125 *

Debt Maturities (As of 3/31/03; $ billions) RRI corporate debt Orion Power Holdings Orion Power NY & MW REMA lease (off-B/S) Other

Domestic Collateral Requirements Surety, development, etc. Retail customer Transport, transmission, ISO Commodity ($ billions) (Based on commodity prices as of May 1, 2003) Posted 5/31/03: $0.680 RRI has approximately $1 billion of available liquidity to meet additional collateral requirements

2003 Outlook 1 Excludes accrual for payment to CenterPoint Energy (clawback), gains recorded in prior periods that will be realized in 2003 (impact of transitioning from mark-to-market to accrual accounting (EITF No. 02-03)), reversal of California-related reserves, discontinued operations and cumulative effect of accounting changes 2 Includes proprietary trading loss of approximately $80 million, cost to unwind positions of approximately $13 million, and severance/other of approximately $32 million for a total of approximately $125 million 3 Net of approximately $90 million of capitalized interest (included in capex) 4 Approximately $200 million of operating cash flow is trapped at the Orion subsidiary level to retire bank debt ($ millions) 3 4 Retail Energy Wholesale Energy Total $650 100 ~ $700 - 800 2 60 365 425 -- 60 60 $710 525 ~ $1,185 - 1,285 DD&A REMA Lease Expense Total EBIT Interest expense REMA lease expense Cash taxes, working capital, and other Operating cash flow ~ $(400) - (420) (60) (100) ~ $600 - 700 2003 earnings guidance1: $0.50 - $0.70 per share

Capital Expenditures and Cashflow Outlook Operating Cash Flow * Represents net increase in capacity Construction Projects Clawback ($ millions) * Approximately $200 million of operating cash flow is trapped at the Orion subsidiary level to retire bank debt 2003 2004 2005 - 2007 500 70 0 275 170 125 750 - 800 220 - 260 100 - 150 175 ~600 - 700 Wholesale Construction Other Total Choctaw Hunterstown Bighorn Seward 3Q03 4Q03 4Q03 3Q04 800 795 541 325* Online Date Capacity (MW) Capital Expenditures RRI expects to have positive free cash flow in 2004 *

Texas Genco Option Option to purchase CenterPoint Energy's 81% equity interest in Texas Genco in January 2004 Option price to be set at the average of the highest 30 consecutive trading days between July 22, 2003 and January 9, 2004, plus up to a 10% control premium Portfolio consists of 4,852 MW of baseload capacity and 9,323 MW of intermediate, cyclic, and peaking capacity primarily in the Houston service territory Good strategic fit with Retail business Will opportunistically review / other alternatives exist

Capital Structure Strategy Long-term strategy: match capital structure to business characteristics Equity vs. debt Longer-term fixed income debt vs. short-term bank debt Step 1: stabilize capital structure Orion refinancing RRI refinancing Step 2: transition to a more permanent capital structure Replace bank debt with capital market financings Fund potential Texas Genco acquisition

Key Corporate Priorities Resolve outstanding litigation, investigations, and regulatory proceedings Conduct business according to highest ethical standards Strengthen balance sheet Ensure RRI has right business model and cost structure for current market environment

Appendix

2003 Earnings from Continuing Operations Guidance Reconciliation ($ millions)

2003 EPS from Continuing Operations Guidance Reconciliation

Texas Genco Option RRI must notify CNP of its Option intentions by Jan. 24, 2004 2003 2004 CNP distributed 19.0% of Texas Genco's common stock * Market Value of Texas Genco Common Stock = the average of the highest 30 consecutive trading days between July 22, 2003 and January 9, 2004; plus up to a 10% control premium ** Cash payment due the later of (i) 45 days after notice of option exercise or (ii) 1 business day following satisfaction of regulatory conditions If option exercised, RRI then pays cash to CNP equal to 81.0% of the market value (plus debt owed by Genco to CNP)** Market Value* of Texas Genco determined on Jan. 10, 2004

Texas Genco Financing Bank facility provides the flexibility to exercise the Texas Genco option if deemed attractive Bank revolver cannot be used to fund Texas Genco acquisition Funding baskets authorized by bank deal Junior securities at RRI: Unlimited Potential asset sales: $500 million (will be increased to $650 million upon sale of European business) Debt or equity at Texas Genco: Up to 50% of enterprise value

Summary of Bank Refinancing Terms Facilities Term loans: $3.8 billion Revolver: $2.1 billion Senior priority revolver: $0.3 billion (priority lien ahead of term loans and revolver) Maturity Term loans/revolver: ~ 4 years (3/15/07) Senior priority revolver: Earlier of 81% Texas Genco acquisition or 12/15/04 Interest rate Term loans/revolver: LIBOR + 4.0% Senior priority revolver: LIBOR + 5.5% Up-front warrants 2.5% of fully-diluted shares Capex limits General limits on maintenance and construction capex Proprietary trading Prohibited

"Hard" and "Soft" Amortization Targets Cumulative If Cumulative Target Not Met Date Pay-down Fees Warrants 5/2004 $0.5 billion ~ $30 million zero 5/2005 $1.0 billion $35 - 45 million 2.0% 5/2006 $2.0 billion $40 - 60 million 2.0% $0.5 billion Bank debt retirement applies on a "front-end loading" basis to BOTH the "soft" and "hard" amortization detailed above Soft Amortization (these targets only create economic penalties, not defaults) Hard Amortization Remainder due in 03/2007

Debt Summary 1 Gross commitments exclude $0.2 billion committed credit under the cash collateralized LC facility 2 Includes $0.2 billion posted in support of commercial operations and $0.3 billion posted to support Seward tax-exempt floaters 3 Includes El Dorado and Retail factoring 4 Includes collateral under the cash collateralized L/C facility and margin deposits (As of 3/31/03; $ billions)

RE Retail Holdings Rec. Factoring $0.1 (off-B/S) Debt Structure Mid Atlantic Lease $0.6 (off-B/S) REPGI Single Plant Project Financings Channelview $0.4 El Dorado $0.1 (off-B/S) Other Merchant Plants *** cash balances in brackets Midwest Debt $1.0 (Oct 2005) Restricted Cash ($0.1) Liberty Single-Plant Project Financing Debt $0.2 Orion Power Holdings (OPH) Debt $0.5 (2010) * Other Revolver utilization at 3/31/03: $0.3 L/C backing Seward tax-exempt bonds $0.2 of domestic commercial L/Cs ** Excludes $0.5 of collateral under the cash collateralized LC facility and margin deposits *** Includes California, Desert Basin AZ, Bighorn NV, Indian River and Osceola FL, Aurora and Shelby IL, Hunterstown PA, Choctaw MS and Sabine TX (As of 3/31/03; $ billions) (excludes European discontinued operations) New York Debt $0.4 (Oct 2005) Restricted Cash ($0.1) Reliant Resources, Inc. $0.3 Sr. Revolver $0.0 (Mar 2004) $2.1 Revolver $1.3* (Mar 2007) Term Loans $3.8 (Mar 2007) Cash on hand ($0.4)** Seward Tax-exempt Debt $0.3* Trading & Marketing (RES)